UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2014

FIRST COMMUNITY FINANCIAL PARTNERS, INC.
(Exact name of registrant as specified in its charter)

333-185041
333-185043
Illinois	333-185044	20-4718752
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2801 Black Road, Joliet, IL		60435
(Address of Principal Executive Offices)		(Zip Code)

(815) 725-0123
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 4.01. Change in Registrant's Certifying Accountant.

(a)    On July 9, 2014, First Community Financial Partners, Inc. (the "Company") formally engaged Clifton Larson Allen LLP ("CLA") to audit the Company's 2014 financial statements. The approval of CLA will result in the dismissal of McGladrey LLP ("McGladrey") as the Company's independent registered public accounting firm. The Company's change in accounting firms was previously approved by the Audit Committee of its Board of Directors (the "Audit Committee"). McGladrey has completed its engagement as the Company's independent registered public accounting firm for the Company as of July 9, 2014.

McGladrey's reports on the Company's consolidated financial statements for each of the two most recent fiscal years ended December 31, 2013 and 2012, did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. During the periods covered by such reports and during any subsequent period through July 9, 2014, there were no disagreements between the Company and McGladrey on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedures, which, if not resolved to the satisfaction of McGladrey, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the consolidated financial statements for such years. During the same periods, there were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided McGladrey with a copy of this Current Report on Form 8-K. A letter from McGladrey, dated July 11, 2014, addressed to the Securities and Exchange Commission stating whether McGladrey agrees with the statements set for above related to McGladrey is attached to this Current Report on Form 8-K as Exhibit 16.1.

(b)    On July 9, 2014, the Company engaged CLA to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2014.

During the fiscal years ended December 31, 2013 and 2012, and during any subsequent period through July 9, 2014, the date of engagement of CLA, neither the Company, nor any person on its behalf, consulted with CLA with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and no written report or oral advice was provided by CLA to the Company that CLA concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of either a "disagreement" or "reportable event" as those terms are defined in Item 304 of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
16.1	Letter from McGladrey LLP, dated July 11, 2014, to the Securities and Exchange Commission

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY FINANCIAL PARTNERS, INC.

Dated: July 11, 2014	/s/ Glen L. Stiteley
Glen L. Stiteley
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from McGladrey LLP, dated July 11, 2014, to the Securities and Exchange Commission